UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2020

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01	Entry into a Material Definitive Agreement.

On October 5, 2020, Exact Sciences Corporation (the “Company”) and Pfizer Inc. (“Pfizer”) entered into an Amended and Restated Cologuard® Promotion Agreement (the “Restated Agreement”), which modifies, and amends and restates in its entirety, the Cologuard® Promotion Agreement effective August 21, 2018 by and between the Company and Pfizer (the “Original Agreement”).

The Restated Agreement extends the relationship between the Company and Pfizer and restructures the manner in which the Company compensates Pfizer for promotion of the Company’s Cologuard colorectal cancer screening test (the “Product”) and provision of certain other sales and marketing services related to the Product. Pursuant to the Restated Agreement and subject to certain limitations, the Company is obligated to pay to Pfizer (1) certain amounts specified in the Restated Agreement for each instance in which Pfizer promotes the Product to a healthcare provider that is eligible to prescribe the Product (each such instance, a “Detail”), which will include a one-time, lump sum payment for each Detail delivered by Pfizer between April 1, 2020 and September 30, 2020, (2) certain performance bonuses based on incremental Product-related revenues over specified baselines during 2020 and 2021, (3) certain additional bonuses if the number of Details delivered by Pfizer during 2020 and 2021 exceeds specified thresholds for each such year, (4) certain quarterly fees in 2020 and 2021, and (5) a one-time fee in connection with Pfizer securing certain media and advertising for the Product for 2022. During the last year of the term of the Restated Agreement, subject to certain limitations, the Company is also obligated to pay to Pfizer a royalty on Product-related revenues as specified in the Restated Agreement. The Company is not obligated to pay to Pfizer any post-termination royalty or other amounts pursuant to the Original Agreement.

The term of the Restated Agreement runs until December 31, 2022, subject to certain termination rights, including either party’s right to terminate the agreement for convenience on six (6) months’ prior written notice.

A copy of the Restated Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

10.1	Amended & Restated Cologuard® Promotion Agreement by and between Exact Sciences Corporation and Pfizer Inc. dated October 6, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: October 7, 2020	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer

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